SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2011

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

0-5965	36-2723087
(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information contained in the registrant’s July 20, 2011 press release, reporting on the registrant’s earnings for the second quarter of 2011, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit 99	July 20, 2011 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated: July 20, 2011	By:	/s/ William L. Morrison
William L. Morrison
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Page Number

99	July 20, 2011 Press Release	1